UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	July 31, 2013

Date of reporting period:	July 31, 2013

Item 1.                       Reports to Stockholders.

Schroder Mutual Funds

July 31, 2013	Annual Report
Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund) Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	2

Schedules of Investments

Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)	7

Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)	11

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	30

Information Regarding Approval of Investment Advisory Agreements	31

Disclosure of Fund Expenses	32

Trustees and Officers	33

Notice to Shareholders	35

Shareholder Voting Results	36

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

September 3, 2013

Dear Shareholder:

We are pleased to provide the Annual Report for the Schroder Long Duration Investment-Grade Bond Fund and Schroder Tax-Aware Value Bond Fund for the fiscal year ending July 31, 2013.  Please note that while the STW Long Duration Investment-Grade Bond Fund and the STW Broad Tax-Aware Value Bond Fund were reorganized effective June 24, 2013 and have now become Schroder Funds, the management discussion and analysis and financial statements included here cover the entire fiscal year from August 1, 2012 - July 31, 2013.

We would like to take this opportunity to once again welcome you to the Schroder family of funds and to thank you for the trust you have placed in Schroders and STW.  When Schroders decided to partner with STW to deepen our U.S. fixed income capabilities, we did so because we were attracted to the quality of STW’s investment team and process.  The investment team responsible for the management of the Funds remains intact and has now completed its relocation to the Schroder offices in New York.

The addition of the STW team enhances our staff of U.S. based fixed income professionals who collectively manage $34.5 billion of our $84.4 billion in fixed income assets globally. We look forward to the opportunity to be of service to you for years to come, and thank you for your commitment to our team thus far.

Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit www.schroderfunds.com for daily price and performance information, fund documents as well as investment updates.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA	Catherine A. Mazza
President	Chairman of the Board of Trustees

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of July 31, 2013.

MANAGEMENT DISCUSSION AND ANALYSIS (As of September 3, 2013)

Commentary

The last few months’ move in interest rates certainly felt substantial. Most of it came in the months of May and June, bringing yields to levels we haven’t seen in awhile. For the three month period ending July 31, yields on two-year Treasuries increased by ten basis points to 0.31%; ten-year Treasuries jumped up by 91 basis points to 2.58% and 30-year yields rose 76 basis points to 3.64%.(1) Actually, with ten year yields as a reference, this was not all that rare an occurrence. Using data from the first quarter of 1950 until now, on average, investors have experienced an increase in ten-year Treasury rates of this magnitude or greater about once every ten quarters.(2)

After a trend of generally tighter spreads between credits and Treasuries, they increased as well. For example, over the same three- month period, the spread of the Citigroup BIG Credit Index widened to Treasuries by nine basis points to reach 137 basis points on July 31, 2013, where it was as recently as December of last year. In July, ten-year Treasury yields hit their highest point since the third quarter of 2011, reaching 2.74%. This all felt like a bigger deal than it was. Over the past several years, investors in long-term bonds have had to become used to more volatility of returns than they might have been accustomed to. Lower interest rates mean longer durations and less income to offset price declines.

Rates seemed to rise in reaction to investors’ selling some fixed income to enter a heating-up stock market amidst fears that the Fed would “taper” its purchase of securities. Spread widening appeared to come from a lack of depth of the corporate bond market, as investors sold credits in fear of generally rising rates and in a temporary reaction to a return of Southern European worries. This was accompanied by substantial mutual fund outflows.

We are getting the feeling that we are in a psychological state similar to when long corporate yields were 18%, 13¾%, 10%—ever since the last time corporate yields dipped below 6%. If you are found out not to “know” that rates must rise and that you will lose a ton of money in bonds—particularly long ones—you are met with polite condescension or are simply dismissed altogether.

We do not know the direction of interest rates, particularly long-term rates, so we are not going to argue the point. We do know that the mass of professional investors has long gotten it wrong—ever since those Volcker/Kaufman rates. Not often mentioned is the fact that the vast majority completely missed the interest rate spike at the end of the ‘70s as well. That’s 36 years of anecdotal evidence that professional investors are not good at forecasting interest rates.

Let’s review what we do know. Short-term interest rates at about 0% and two-year Treasuries at 0.31% seem low and have been forced down by the Fed. On the other hand, long-term corporate bonds rated A yield an annualized rate of 5%. You count the roll and add some BBBs into a portfolio and you reach 6%. We worry there’s a serious danger that investors are looking at the bond market as a single homogeneous bond that gets you about 2% if you are lucky. If you don’t like short and intermediate Treasury rates, you can still like the bonds of other issuers at other durations.

The investment-grade yield curves are very steep. This is true of Treasuries, credits and munis. They are near record steepness. We think these steep yield curves are being overlooked. The price of hiding out in cash rather than investing long is around 500 basis points per year. It does not take too long for that to begin to add up.

Speaking of municipals, long and intermediate tax-exempt municipal bonds are relatively attractive for both taxpaying and tax-exempt investors. Short tax-exempts provide a meaningful after-tax yield advantage over comparable taxable bonds but carry the burden of being generally less liquid.

We were a little surprised to see munis underperform taxable bonds as much as they did in the second quarter of 2013. The underperformance was across the board in short and intermediate maturities as well as at longer durations; revenues and GOs, prime and medium-grade.

The most recent selloff, both absolute and relative, was influenced by identifiable issues. Just like other fixed income investors, investors in investment-grade tax-exempts seem to have been strongly focused on the recent round of Ben Bernanke’s talk surrounding the “tapering off” of the Fed’s purchase of securities. Treasury yields increased, corporate yields increased more than Treasury yields and tax-exempts more than that.

(1)  Treasury yield data sourced from Bloomberg.

(2)  Historical data from 1950 sourced from Yield Book.

For tax-exempt municipals, as for corporates, some selling was taper-interest-rate driven. To complicate the situation, there was a substantial amount of new muni issuance accompanying selling in the secondary market by individual investors. As they saw the net asset values of their municipal bond funds decline, they sold even more. Further, it was reported that a number of financial advisors were shifting client assets out of munis in fear of rising interest rates. This was accompanied by the unwinding of institutional levered bond programs.

On the other side of the table: Remember, the investment banks have much reduced balance sheet space dedicated to inventorying municipals. As June progressed, the dealer community was already carrying substantial inventories. They had prepared to satisfy the demand of investors seeking to invest proceeds from called and maturing bonds and the usual seasonal bulge in coupon interest. Here we are, then, with tax-exempt bonds trading at depressed valuations and few buyers. Might be an opportunity.

Precise comparisons with past tax-exempt bond yield curves are difficult. We can say that today’s yield curve is just about as steep as the steepest curves of the past several decades. This has some implications for tax-exempt bond returns.

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

Performance

For the year ending July 31, 2013, the Schroder Long Duration Investment-Grade Bond Fund’s return of -5.68% outperformed the
-8.88% return of its benchmark, the Barclays Long Government/Credit Bond Index.

As of July 31, 2013, the Fund is invested 79% in corporate bonds, 14% in tax-exempt municipals, 3% taxable municipals, 2% asset-backed and 1% in Treasuries.

After a long period of generally good relative returns, long credits recently broadly underperformed Treasuries. The Fund’s structure is similar to how it has been for several quarters. We are emphasizing spread duration because we believe long credit spreads are wide on a historical basis and are backed up by attractive fundamentals. The Fund’s spread duration is estimated at 13.6 years vs. 8.9 years for its benchmark.

Of interest is the small amount of tax-exempt municipal bonds. This could be the start of a larger position. We see high-quality long-term municipals as attractively priced relative to similar credits. Municipals have experienced weak technicals while having enjoyed generally improved fundamentals.

We continue to seek value wherever it exists in the investment-grade bond market. It’s our belief that if we find the value, the relative returns will take care of themselves in good time.

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

Performance

For the year ending July 31, 2013, the Schroder Broad Tax-Aware Value Bond Fund’s return of -5.05% outperformed the -5.95% return of its benchmark, which is composed of 75% Merrill Lynch Large Cap Municipal Securities Index and 25% Barclays Long Government Bond Index.

Portfolio Structure

As of July 31, 2013, the Fund is invested 89% in tax-exempts and 10% in taxables based on net assets.

The Fund’s taxable bonds provided good diversification in this recent, somewhat volatile period. By the measure that we use to judge the value of high-grade long municipals relative to comparable credits, municipals are at their cheapest valuation since 1988, when we began tracking this relationship. It’s not that corporates are not attractive; in our view, they are. We just see tax-exempts as even more so.

The Fund’s effective duration is 8.7 years vs. 9.0 years for its benchmark(3).  Although we know there is a broad fear of rising interest rates afoot in the land, as has been the case for the last thirty-odd years, we think this duration range is appropriate. We believe that over time this duration is a good compromise for striking a balance between reinvestment rate risk and short-term volatility risk. Also, over the long run, it provides greater income than short duration strategies that are so popular with individual investors.

(3)  The benchmark is composed of 75% Merrill Lynch Large Cap Municipal Securities Index and 25% Barclays Long Government Bond Index. As we believe tax-exempt municipal bond prices are less sensitive to changes in the general level of interest rates than taxable securities, if any tax-exempt municipal bonds are held in the Fund or the benchmark, we adjust their duration by multiplying by a factor of 0.7.

Schroder Long Duration Investment Grade-Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)

Comparison of Change in the Value of a $250,000 Investment in the Schroder Long Duration Investment-Grade Bond Fund — Investor Shares vs. the Barclays Long Government/Credit Bond Index

Barclays Long Government/Credit Bond Index is a bond market index covering the US investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, US government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.

PERFORMANCE INFORMATION

	One Year Ended July 31, 2013	Annualized Since Inception (a)
Schroder Long Duration Investment-Grade Bond Fund — Investor Shares	(5 .68)%	5 .48%
Barclays Long Government/Credit Bond Index	(8 .88)%	0 .38%

(a) From commencement of Fund operations on October 3, 2011.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Bank of America, 6.000%, 10/15/36	3.5%
Citigroup, 8.125%, 7/15/39	3.3
General Electric Capital, 6.875%, 1/10/39	3.3
HSBC Bank USA, 7.000%, 1/15/39	3.3
JPMorgan Chase, 5.600%, 7/15/41	3.1

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	78 .4%
Municipal Bonds	17 .2
Asset-Backed Security	2 .4
U.S. Treasury Obligation	1 .2
Other Assets and Liabilities	0 .8

Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)

Comparison of Change in the Value of a $250,000 Investment in
the Schroder Broad Tax-Aware Value Bond Fund — Investor Shares
vs. the 75/25 Hybrid of the Merrill Lynch Large Cap Municipal Securities Index

and the Barclays Long Government Bond Index

Merrill Lynch Large Cap Municipal Securities Index tracks the performance of large capitalization, US dollar denominated, investment-grade tax-exempt debt publicly issued by US states and territories in the US domestic market. Qualifying securities must have at least one year to final maturity, a fixed coupon, a minimum amount outstanding of $50 million and an investment-grade rating (based on an average of Moody’s, S&P and Fitch). Qualifying securities must also be within five years of their original issue date.

Barclays Long Government Bond Index is a market-capitalization weighted index consisting of all public obligations of the US Treasury and US government agencies, including quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. All securities must have a maturity of ten years or more and be fixed rate.

PERFORMANCE INFORMATION

	One Year Ended July 31, 2013	Annualized Since Inception (a)
Schroder Broad Tax-Aware Value Bond Fund — Investor Shares	(5 .05)%	3 .69%
75/25 Hybrid of the Merrill Lynch Large Cap Municipal Securities Index and the Barclays Long Government Bond Index	(5 .95)%	1 .58%
Merrill Lynch Large Cap Municipal Securities Index	(3 .68)%	3 .28%
Barclays Long Government Bond Index	(12 .63)%	(3 .65)%

(a) From commencement of Fund operations on October 3, 2011.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Grand Parkway Transportation, Series Sub B 5.250%, 10/01/51	2.9%
Omaha Public Power District, Series A 5.000%, 2/01/42	2.6
State Dormitory Authority, Series C 5.000%, 3/15/41	2.5
Lower Colorado River Authority 5.000%, 5/15/41	2.5
American Municipal Power 5.000%, 2/15/42	2.5

Sector Allocation

Sector	% of Net Assets
Municipal Bonds	88 .5%
Corporate Obligations	10 .0
Asset-Backed Security	0 .2
Other Assets and Liabilities	1 .3

Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)

Schedule of Investments

July 31, 2013

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS — 78.4%
	Consumer Discretionary — 4.3%
	Comcast
838,000	4.500%, 01/15/43	798,582
	Johnson Controls
209,000	5.700%, 03/01/41	222,301
	Target
168,000	7.000%, 01/15/38	224,999
	Time Warner Cable
28,000	7.300%, 07/01/38	28,615
81,000	6.750%, 06/15/39	78,681
590,000	5.875%, 11/15/40	525,964
	Time Warner Entertainment
24,000	8.375%, 07/15/33	26,796
		1,905,938
	Consumer Staples — 8.8%
	Altria Group
763,000	9.950%, 11/10/38	1,148,318
	Anheuser-Busch InBev Worldwide
250,000	6.375%, 01/15/40	313,456
	California Institute of Technology
760,000	4.700%, 11/01/11	670,671
	Kraft Foods Group
150,000	6.875%, 01/26/39	186,487
405,000	6.500%, 02/09/40	490,975
279,000	5.000%, 06/04/42	283,272
	Lorillard Tobacco
180,000	8.125%, 05/01/40	210,176
	Massachusetts Institute of Technology
102,000	5.600%, 07/01/11	120,952
	Mondelez International
12,000	7.000%, 08/11/37	14,962
77,000	6.875%, 02/01/38	94,996
94,000	6.500%, 02/09/40	113,955
	Philip Morris International
201,000	6.375%, 05/16/38	246,581
		3,894,801
	Energy — 4.4%
	Halliburton
180,000	7.450%, 09/15/39	251,932
300,000	6.700%, 09/15/38	382,132
	TransCanada PipeLines
590,000	7.625%, 01/15/39	806,260
444,000	6.200%, 10/15/37	526,666
		1,966,990
	Financials — 36.9%
	Aflac
285,000	6.900%, 12/17/39	358,424
979,000	6.450%, 08/15/40	1,178,263
	American Express
1,055,000	4.050%, 12/03/42	940,265
	Bank of America
1,351,000	6.000%, 10/15/36	1,535,168
	Barclays Bank (1)
90,000	10.179%, 06/12/21	115,839
	Citigroup
1,067,000	8.125%, 07/15/39	1,472,167
26,000	6.875%, 06/01/25	30,137
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
555,000	5.250%, 05/24/41	593,088
	General Electric Capital MTN
1,181,000	6.875%, 01/10/39	1,458,279
126,000	6.750%, 03/15/32	152,331
	HSBC Bank USA
1,200,000	7.000%, 01/15/39	1,443,084
	HSBC Holdings
200,000	6.500%, 09/15/37	228,571
	JPMorgan Chase
1,244,000	5.600%, 07/15/41	1,387,998
	McGraw-Hill
525,000	6.550%, 11/15/37	513,100
	MetLife
1,131,000	5.875%, 02/06/41	1,325,242
	Prudential Financial MTN
995,000	6.200%, 11/15/40	1,169,988
30,000	5.625%, 05/12/41	33,037
	Standard Chartered (1)
829,000	5.300%, 01/09/43	789,900
	Travelers MTN
335,000	6.250%, 06/15/37	411,208
	Wachovia Bank
1,000,000	6.600%, 01/15/38	1,232,446
		16,368,535
	Health Care — 3.0%
	AbbVie (1)
504,000	4.400%, 11/06/42	480,075
	UnitedHealth Group
70,000	6.500%, 06/15/37	85,766
131,000	5.700%, 10/15/40	147,500

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	WellPoint
532,000	6.375%, 06/15/37	624,160
		1,337,501
	Industrials — 2.0%
	Koninklijke Philips Electronics
705,000	6.875%, 03/11/38	894,429

	Information Technology — 4.2%
	Apple
336,000	3.850%, 05/04/43	293,399
	Hewlett-Packard
995,000	6.000%, 09/15/41	990,926
	Western Union
580,000	6.200%, 11/17/36	572,212
		1,856,537
	Materials — 6.0%
	Barrick North America Finance
641,000	5.700%, 05/30/41	532,020
	Dow Chemical
313,000	9.400%, 05/15/39	467,844
	International Paper
163,000	8.700%, 06/15/38	223,187
	Rio Tinto Finance USA
765,000	5.200%, 11/02/40	761,641
21,000	4.125%, 08/21/42	18,086
	Xstrata Finance Canada (1)
720,000	6.000%, 11/15/41	651,330
		2,654,108
	Telecommunication Services — 7.9%
	AT&T
504,000	6.500%, 09/01/37	582,679
775,000	6.300%, 01/15/38	875,892
4,000	4.300%, 12/15/42	3,499
	Deutsche Telekom International Finance BV (1)
550,000	4.875%, 03/06/42	538,771
	Telefonica Emisiones SAU
500,000	7.045%, 06/20/36	554,725
100,000	5.877%, 07/15/19	108,599
	Verizon Communications
667,000	7.350%, 04/01/39	855,286
		3,519,451
	Utilities — 0.9%
	Sempra Energy
367,000	6.000%, 10/15/39	412,703
	TOTAL CORPORATE OBLIGATIONS
	(Cost $33,203,214)	34,810,993

	MUNICIPAL BONDS — 17.2%
	California — 6.1%
145,000	Bay Area Toll Authority RB, Series S-4 (2)
	5.000%, 04/01/43	146,430
	Escondido Union High School District GO, Series C (3)
2,000,000	7.068%, 08/01/41	401,240
55,000	5.147%, 08/01/46	8,203
210,000	Los Angeles Department of Water & Power RB, Series B
	5.000%, 07/01/43	216,544
85,000	Placentia-Yorba Linda Unified School District GO, Series D (3)
	6.038%, 08/01/42	16,019
100,000	San Bernardino Community College District GO, Series B (3)
	7.497%, 08/01/48	11,561
210,000	Santa Barbara Secondary High School District GO, Series A (3)
	6.330%, 08/01/40	42,871
90,000	Santa Barbara Unified School District GO, Series A (3)
	6.348%, 08/01/41	17,371
585,000	Southwestern Community College District GO, Series C (3)
	6.794%, 08/01/46	83,398
680,000	State Educational Facilities Authority RB
	5.250%, 04/01/40	797,483
1,115,000	University of California RB, Series AD (4)
	4.858%, 05/15/12	954,752
	Westside Union School District GO, Series B (3)
45,000	5.325%, 08/01/40	9,144
60,000	5.314%, 08/01/45	8,557
		2,713,573

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	District of Columbia — 1.8%
780,000	Water & Sewer Authority RB, Series A
	5.000%, 10/01/44	801,232

	Florida — 0.9%
395,000	Miami-Dade County Water & Sewer System RB, Series A (2)
	5.000%, 10/01/42	397,864

	Illinois — 0.1%
	Metropolitan Pier & Exposition Authority RB, Series B, AGM (3)
330,000	6.442%, 06/15/47	41,854
35,000	5.076%, 06/15/46	4,733
		46,587
	Nebraska — 0.7%
285,000	Omaha Public Power District RB, Series A
	5.000%, 02/01/42	294,567

	New York — 1.3%
25,000	Metropolitan Transportation Authority RB, Series E (4)
	6.814%, 11/15/40	29,934
195,000	New York City Water & Sewer System RB, Series FF
	5.000%, 06/15/45	200,048
400,000	Port Authority of New York & New Jersey RB (4)
	4.458%, 10/01/62	357,096
		587,078
	Ohio — 0.9%
	State Turnpike Commission RB, Series A-2 (2) (3)
160,000	6.149%, 02/15/43	26,354
310,000	6.137%, 02/15/41	57,846
235,000	6.135%, 02/15/42	41,257
325,000	6.116%, 02/15/40	64,623
390,000	6.059%, 02/15/38	89,267
320,000	6.030%, 02/15/37	78,317
180,000	6.001%, 02/15/36	46,870
		404,534
	Pennsylvania — 1.3%
639,000	University of Pennsylvania (4)
	4.674%, 09/01/12	582,573

	Texas — 3.4%
230,000	Austin Water & Wastewater System RB, Series A
	5.000%, 11/15/43	235,892
1,245,000	Grand Parkway Transportation RB, Series Sub B (2)
	5.250%, 10/01/51	1,250,752
		1,486,644
	Utah — 0.7%
285,000	University of Utah RB, Series A
	5.000%, 08/01/43	294,981

	TOTAL MUNICIPAL BONDS
	(Cost $7,834,551)	7,609,633

	ASSET-BACKED SECURITY — 2.4%
	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3
900,000	6.150%, 06/15/39
	(Cost $1,213,956)	1,059,434

	U.S. TREASURY OBLIGATION — 1.2%
	U.S. Treasury STRIP
1,644,000	2.271%, 08/15/42 (3)
	(Cost $540,718)	537,907

	TOTAL INVESTMENTS — 99.2%
	(Cost $42,792,439)	44,017,967
	OTHER ASSETS LESS LIABILITIES — 0.8%	335,541
	NET ASSETS — 100%	$44,353,508

The accompanying notes are an integral part of the financial statements.

(1)   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2013, the value of these securities amounted to $2,575,915, representing 5.8% of the net assets of the Fund.

(2)   Security purchased on a when-issued basis.

(3)   Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(4)   Security is taxable.

AGM — Assured Guaranty Municipal
GO — General Obligation
MTN — Medium Term Note
RB — Revenue Bond
STRIP — Separately Traded Registered Interest and Principal Securities

The following is a summary of the inputs used as of July 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations (2)	$—	$34,810,993	$—	$34,810,993
Municipal Bonds (2)	—	7,609,633	—	7,609,633
Asset-Backed Security	—	1,059,434	—	1,059,434
U.S. Treasury Obligation	—	537,907	—	537,907
Total Investments in Securities	$—	$44,017,967	$—	$44,017,967

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)      All securities in this category are Level 2 securities. For a detailed breakout by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)

Schedule of Investments

July 31, 2013

Principal Amount ($)		Value $

	MUNICIPAL BONDS — 88.5%
	Arizona — 3.3%
95,000	Mesa Utility System RB, NATL-RE FGIC
	5.000%, 07/01/23	108,478
2,360,000	Salt River Project Agricultural Improvement & Power District RB, Series A
	5.000%, 01/01/39	2,407,814
	Scottsdale Municipal Property RB
100,000	5.000%, 07/01/30	109,998
600,000	5.000%, 07/01/34	647,580
		3,273,870
	California — 26.7%
40,000	Desert Sands Unified School District GO, AMBAC
	5.000%, 06/01/27	42,713
60,000	Desert Sands Unified School District GO, AMBAC (2)
	5.000%, 06/01/16	67,333
1,235,000	East Bay Municipal Utility District RB, Series Sub A
	5.000%, 06/01/36	1,307,902
20,000	East Side Union High School District GO, Series B, NATL-RE
	5.250%, 02/01/24	22,453
	Escondido Union High School District GO, Series C (1)
2,000,000	6.960%, 08/01/41	401,240
13,900,000	6.858%, 08/01/51	1,515,795
1,500,000	6.737%, 08/01/46	223,725
50,000	Hacienda La Puente Unified School District GO, NATL-RE FGIC
	5.000%, 08/01/19	57,817
500,000	Hacienda La Puente Unified School District GO, Series A, NATL-RE (1)
	5.932%, 08/01/15	486,985
50,000	Imperial Community College District GO, NATL-RE FGIC (2)
	5.000%, 08/01/14	52,389
400,000	Imperial Irrigation District RB
	5.125%, 11/01/38	409,996
75,000	Los Angeles Department of Water & Power RB, Series A
	5.000%, 07/01/39	76,423
30,000	Los Angeles Department of Water & Power RB, Series Sub A-1, AMBAC
	5.000%, 07/01/39	30,928
60,000	Los Angeles Unified School District GO, Series I
	5.000%, 07/01/19	71,027
390,000	Los Angeles Unified School District GO, Series KRY
	5.000%, 07/01/22	444,140
1,000,000	Merced Union High School District GO, Series C (1)
	6.663%, 08/01/34	307,200
215,000	Metropolitan Water District of Southern California RB, Series A, FGIC (3)
	5.750%, 07/01/21	253,920
345,000	Metropolitan Water District of Southern California RB, Series B
	5.000%, 07/01/20	413,641
90,000	Metropolitan Water District of Southern California RB, Series C
	5.000%, 07/01/35	93,792
4,675,000	Moreno Valley Unified School District GO, NATL-RE (1)
	4.931%, 08/01/25	2,498,741
315,000	Murrieta Valley Unified School District Public Financing Authority GO, Series A, NATL-RE FGIC (1)
	5.195%, 09/01/20	247,788
200,000	North Orange County Community College District GO, Series B, NATL-RE FGIC (1)
	6.325%, 08/01/28	96,612
300,000	Rialto Unified School District GO, Series A, AGM (1)
	6.263%, 08/01/29	122,064
345,000	Riverside County Transportation Commission RB, Series A
	5.250%, 06/01/39	365,355
1,075,000	San Diego Community College District GO
	5.000%, 08/01/43	1,116,151

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

2,005,000	San Diego County Regional Transportation Commission RB, Series A
	5.000%, 04/01/42	2,066,012
	San Diego Unified School District GO, Series C (1)
890,000	6.615%, 07/01/38	217,267
3,445,000	6.615%, 07/01/42	668,743
1,525,000	6.613%, 07/01/45	247,431
1,290,000	6.593%, 07/01/43	235,928
2,000,000	San Diego Unified School District GO, Series E (1)
	5.423%, 07/01/36	562,840
295,000	San Francisco City & County Public Utilities Commission Water RB, Series Sub A
	5.000%, 11/01/41	302,800
1,300,000	San Francisco City & County Public Utilities Commission Water RB, Series Sub C
	5.000%, 11/01/41	1,334,372
	San Joaquin County Transportation Authority RB, Series A
315,000	6.000%, 03/01/36	352,135
65,000	5.000%, 03/01/20	76,041
180,000	5.000%, 03/01/21	209,813
140,000	4.000%, 03/01/19	154,976
630,000	Santa Barbara Secondary High School District GO, Series A (1)
	5.660%, 08/01/40	128,615
200,000	Santa Barbara Unified School District GO, Series C, AGM
	4.750%, 08/01/30	201,864
2,510,000	Southwestern Community College District GO, Series C (1)
	5.359%, 08/01/46	357,826
875,000	State Educational Facilities Authority RB
	5.250%, 04/01/40	1,026,174
1,675,000	State Educational Facilities Authority RB, Series A
	5.000%, 10/01/39	1,719,454
1,745,000	State Educational Facilities Authority RB, Series T-1
	5.000%, 03/15/39	1,980,540
	State GO
30,000	7.500%, 04/01/34 (5)	39,096
890,000	6.000%, 04/01/38	995,661
1,100,000	6.000%, 11/01/39	1,242,571
1,000,000	5.000%, 02/01/43	1,013,590
1,000,000	University of California RB, Series O
	5.250%, 05/15/39	1,058,430
		26,918,309
	Connecticut — 0.3%
320,000	State Health & Educational Facility Authority RB, Series A-2
	5.000%, 07/01/40	334,563

	Florida — 1.8%
1,825,000	Miami-Dade County Water & Sewer System RB, Series A (4)
	5.000%, 10/01/42	1,838,231

	Georgia — 1.5%
80,000	DeKalb County Water & Sewer RB, Series B
	5.250%, 10/01/26	90,395
420,000	Metropolitan Atlanta Rapid Transit Authority RB, Series A, NATL-RE FGIC
	5.250%, 07/01/29	455,511
575,000	State GO, Series I
	5.000%, 07/01/20	688,580
135,000	State Road & Tollway Authority RB, NATL-RE
	5.000%, 06/01/14	140,289
75,000	State Road & Tollway Authority RB, Series B
	5.000%, 10/01/21	89,458
		1,464,233
	Illinois — 2.7%
135,000	Chicago Emergency Telephone System GO, NATL-RE FGIC
	5.250%, 01/01/20	154,385
125,000	Chicago GO, NATL-RE FGIC (1)
	6.429%, 01/01/30	51,541
125,000	Chicago Wastewater Transmission RB, Series B, NATL-RE FGIC
	5.000%, 01/01/17	140,674

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Metropolitan Pier & Exposition Authority RB (1) (3)
7,055,000	5.799%, 12/15/51	670,154
5,000	2.927%, 06/15/16	4,859
20,000	2.905%, 06/15/16	19,105
	Metropolitan Pier & Exposition Authority RB, Series A, NATL-RE (1)
770,000	6.794%, 12/15/17	704,550
80,000	5.140%, 06/15/20	64,991
	Metropolitan Pier & Exposition Authority RB, Series B, AGM (1)
1,445,000	6.818%, 06/15/46	195,407
330,000	5.000%, 06/15/50	326,390
390,000	Metropolitan Water Reclamation District of Greater Chicago GO, Series C
	5.250%, 12/01/32	423,782
		2,755,838
	Indiana — 0.5%
	State Finance Authority RB, Series A
200,000	5.000%, 02/01/16	221,510
225,000	5.000%, 12/01/19	266,969
		488,479
	Louisiana — 0.4%
375,000	State Gasoline & Fuels Tax RB, Series B
	5.000%, 05/01/45	379,039

	Massachusetts — 4.3%
	State Bay Transportation Authority RB, Series A
1,235,000	5.250%, 07/01/30	1,370,621
45,000	5.250%, 07/01/31	49,647
	State GO, Series B, AGM
155,000	5.250%, 08/01/22	186,143
250,000	5.250%, 09/01/24	298,185
165,000	State Health & Educational Facilities Authority RB, Series K
	5.500%, 07/01/32	196,642
2,170,000	State School Building Authority RB, Series B
	5.000%, 10/15/41	2,246,623
		4,347,861
	Michigan — 0.1%
75,000	Taylor GO, NATL-RE
	5.000%, 09/01/16	81,396

	Minnesota — 0.7%
	University of Minnesota RB, Series A
290,000	5.000%, 12/01/18	344,392
255,000	5.000%, 12/01/19	306,275
		650,667
	Missouri — 7.0%
250,000	Aurora Reorganized School District No. 8 GO
	4.000%, 03/01/20	252,935
350,000	Cass County GO
	4.000%, 09/01/22	377,030
70,000	Columbia RB, Series B, AMBAC
	5.000%, 02/01/15	74,735
70,000	Columbia Water & Electric System Revenue RB, Series A, AGM
	5.250%, 10/01/16	76,597
435,000	Columbia, School District GO
	4.000%, 03/01/20	483,550
245,000	Jackson County RB, AMBAC
	5.000%, 12/01/17	272,830
50,000	Kansas City GO, Series A
	3.500%, 02/01/15	52,332
250,000	Kansas City Metropolitan Community Colleges Building RB, Series Junior College, NATL-RE FGIC
	4.250%, 07/01/16	273,602
60,000	North Kansas City School District No. 74 GO
	4.500%, 03/01/16	65,681
115,000	O’Fallon GO, XLCA
	5.000%, 03/01/16	126,584
75,000	Ritenour Consolidated School District GO, Series A
	5.000%, 03/01/18	87,353
	Saint Charles GO (2)
10,000	4.050%, 03/01/18	10,579
200,000	3.950%, 03/01/16	210,348
	Saint Louis Board of Education GO, Series A, NATL-RE (2)
100,000	5.000%, 04/01/15	107,576
875,000	5.000%, 04/01/16	973,359

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

250,000	Saint Louis County Reorganized School District No. R-6 GO, Series B
	4.000%, 02/01/19	276,558
710,000	Saint Louis School District GO
	5.000%, 04/01/19	817,920
250,000	Springfield Public Utilities Board COP, Series A, NATL-RE
	4.000%, 12/01/15	268,283
	Springfield Public Utility RB, NATL-RE FGIC
250,000	5.000%, 08/01/18	279,783
710,000	4.750%, 08/01/25	782,463
135,000	State Board of Public Buildings RB, Series A
	5.000%, 10/01/16	152,738
160,000	State Environmental Improvement & Energy Resources Authority RB, Series B
	4.000%, 01/01/16	172,830
230,000	State Highway & Transportation Commission RB
	5.000%, 05/01/17	263,385
250,000	State Highway & Transportation Commission RB, Series A
	5.000%, 05/01/16	279,568
250,000	State Highway & Transportation Commission RB, Series Senior Lien
	5.000%, 02/01/19	296,363
60,000	Webster Groves School District GO, AGM
	4.250%, 03/01/14	61,422
		7,096,404
	Nebraska — 2.8%
170,000	Omaha Convention Center GO
	5.250%, 04/01/14	175,670
2,500,000	Omaha Public Power District RB, Series A
	5.000%, 02/01/42	2,583,925
		2,759,595
	New Jersey — 6.3%
1,635,000	Garden State Preservation Trust RB, Series A, AGM
	5.750%, 11/01/28	1,949,705
	State Transportation Trust Fund Authority RB, Series A
550,000	5.750%, 06/15/20	664,758
1,000,000	5.500%, 06/15/41	1,051,400
685,000	State Transportation Trust Fund Authority RB, Series A-FSA, AGM
	5.500%, 12/15/22	804,800
	State Transportation Trust Fund Authority RB, Series B, NATL-RE
100,000	5.500%, 12/15/15	111,226
100,000	5.250%, 12/15/22	115,489
65,000	State Transportation Trust Fund Authority RB, Series D
	5.000%, 12/15/23	73,213
1,500,000	State Turnpike Authority RB, Series A
	5.000%, 01/01/43	1,523,670
		6,294,261
	New Mexico — 0.7%
600,000	State Finance Authority RB
	5.000%, 06/15/20	713,904

	New York — 9.9%
610,000	Metropolitan Transportation Authority RB, Series Sub B-1
	5.000%, 11/15/21	704,922
1,000,000	New York City Municipal Water Finance Authority RB
	5.375%, 06/15/43	1,058,180
465,000	New York City Municipal Water Finance Authority RB, Series BB
	5.000%, 06/15/27	512,551
1,520,000	New York City Municipal Water Finance Authority RB, Series GG-1
	5.000%, 06/15/39	1,567,454
315,000	New York City Transitional Finance Authority RB
	5.000%, 02/01/21	369,328

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

970,000	New York City Transitional Finance Authority RB, Series Sub E
	4.500%, 11/01/19	1,111,348
1,565,000	New York City Transitional Finance Authority Future Tax Secured RB, Series Sub F-1
	5.000%, 02/01/34	1,645,957
50,000	State Dormitory Authority RB, Series A, NATL-RE FGIC
	5.500%, 05/15/23	59,502
2,470,000	State Dormitory Authority RB, Series C
	5.000%, 03/15/41	2,544,001
200,000	State Environmental Facilities RB, Series B
	5.000%, 06/15/17	230,544
100,000	Triborough Bridge & Tunnel Authority RB, Series A (3)
	4.750%, 01/01/14	101,902
50,000	Triborough Bridge & Tunnel Authority RB, Series B (3)
	5.000%, 01/01/20	59,023
		9,964,712
	North Carolina — 1.2%
	Raleigh Combined Enterprise System RB
70,000	5.000%, 03/01/20	83,171
50,000	5.000%, 03/01/21	59,354
875,000	Wake County GO, Series C
	5.000%, 03/01/24	1,040,244
		1,182,769
	Ohio — 3.5%
2,500,000	American Municipal Power RB
	5.000%, 02/15/42	2,503,400
340,000	Cincinnati City School District GO, NATL-RE FGIC
	5.250%, 12/01/21	399,123
200,000	Northeast Regional Sewer District RB
	5.000%, 11/15/15	219,696
	State University RB, Series D (3)
140,000	5.000%, 12/01/21	164,616
115,000	5.000%, 12/01/30	125,981
125,000	5.000%, 12/01/31	136,825
		3,549,641
	South Carolina — 0.3%
75,000	Charleston Water & Sewer System RB
	5.000%, 01/01/41	78,592
230,000	Greenville County School District RB
	5.000%, 12/01/14	244,023
		322,615
	Tennessee — 0.3%
250,000	Johnson City GO
	4.500%, 06/01/21	278,837
25,000	Lincoln County GO, NATL-RE FGIC
	5.250%, 04/01/18	29,033
30,000	Putnam County GO, NATL-RE FGIC
	5.250%, 04/01/17	34,369
		342,239
	Texas — 11.9%
120,000	Azle Independent School District GO, PSF-GTD (2)
	5.000%, 02/15/22	128,494
235,000	Conroe Independent School District GO, PSF-GTD
	5.000%, 02/15/20	275,909
	Dallas Area Rapid Transit RB, Series Senior Lien
210,000	5.250%, 12/01/30	234,463
810,000	5.250%, 12/01/48	840,731
100,000	Fort Bend Independent School District GO, PSF-GTD
	4.750%, 08/15/34	104,628
370,000	Frisco Independent School District GO, PSF-GTD
	5.000%, 08/15/41	384,104
125,000	Frisco Independent School District GO, Series A, PSF-GTD
	5.000%, 08/15/26	137,170
2,890,000	Grand Parkway Transportation RB, Series Sub B (4)
	5.250%, 10/01/51	2,903,352
45,000	Harris County Flood Control District RB, Series A
	5.000%, 10/01/24	51,653
100,000	Harris County GO, Series B
	5.000%, 10/01/18	117,826

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

330,000	Harris County RB, Series C
	5.000%, 08/15/40	343,767
20,000	Houston Utility System RB, AGM
	5.000%, 11/15/16	22,693
75,000	Houston Utility System RB, Series A, AGM (1) (3)
	5.898%, 12/01/27	42,938
	Lower Colorado River Authority RB
460,000	5.000%, 05/15/22	514,754
2,515,000	5.000%, 05/15/41	2,539,043
100,000	North East Independent School District GO, PSF-GTD
	5.250%, 02/01/27	115,622
	North Texas Tollway Authority RB, Series A
5,000	6.100%, 01/01/28	5,663
845,000	6.000%, 01/01/28	952,830
480,000	Permanent University Fund RB, Series B
	5.250%, 07/01/28	554,520
865,000	State Transportation Commission GO
	4.750%, 04/01/37	882,283
705,000	University of Texas System RB, Series B
	5.000%, 08/15/22	833,994
		11,986,437
	Washington — 2.3%
	King County Sewer RB
290,000	5.000%, 01/01/39	303,700
1,000,000	5.000%, 01/01/45	1,011,030
250,000	Snohomish County, School District No. 15 Edmonds GO
	4.000%, 12/01/16	275,418
730,000	State Motor Vehicle Tax GO, Series C
	5.000%, 06/01/41	755,287
		2,345,435
	TOTAL MUNICIPAL BONDS (Cost $89,417,870)	89,090,498

	CORPORATE OBLIGATIONS — 10.0%
	Financials — 9.3%
	Aflac
1,230,000	6.450%, 08/15/40	1,480,350
	Bank of America
2,065,000	6.000%, 10/15/36	2,346,501
	Citigroup
1,430,000	8.125%, 07/15/39	1,973,008
8,000	6.875%, 06/01/25	9,273
	General Electric Capital MTN
1,165,000	6.875%, 01/10/39	1,438,522
100,000	6.150%, 08/07/37	113,691
	HSBC Bank USA
400,000	7.000%, 01/15/39	481,028
	JPMorgan Chase
80,000	5.500%, 10/15/40	87,676
	Prudential Financial MTN
468,000	6.200%, 11/15/40	550,306
	Royal Bank of Scotland
800,000	5.625%, 08/24/20	880,820
		9,361,175
	Health Care — 0.1%
	UnitedHealth Group
40,000	6.875%, 02/15/38	50,935

	Materials — 0.5%
	Dow Chemical
190,000	5.700%, 05/15/18	219,564
	Rio Tinto Finance USA
233,000	6.500%, 07/15/18	273,529
		493,093
	Telecommunication Services — 0.1%
	Verizon Communications
116,000	7.350%, 04/01/39	148,746
	TOTAL CORPORATE OBLIGATIONS (Cost $8,669,702)	10,053,949

	ASSET-BACKED SECURITY — 0.2%
	Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7
250,000	0.333%, 12/17/18 (3) (Cost $202,375)	247,838
	TOTAL INVESTMENTS — 98.7% (Cost $98,289,947)	99,392,285
	OTHER ASSETS LESS LIABILITIES — 1.3%	1,278,947
	NET ASSETS — 100%	$100,671,232

The accompanying notes are an integral part of the financial statements.

(1)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(2)         Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(3)         Variable Rate Security — Rate disclosed is as of July 31, 2013.

(4)         Security purchased on a when-issued basis.

(5)         Security is taxable.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assistance

GO — General Obligation

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation

PSF-GTD — Public School Fund Guaranteed

RB — Revenue Bond

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of July 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Municipal Bonds (2)	$—	$89,090,498	$—	$89,090,498
Corporate Obligations (2)	—	10,053,949	—	10,053,949
Asset-Backed Security	—	247,838	—	247,838

Total Investments in Securities	$—	$99,392,285	$—	$99,392,285

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.
(2)	All securities in this category are Level 2 securities. For a detailed breakout by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

July 31, 2013

	Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)	Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)
ASSETS
Investments in securities, at value — Note 2	$44,017,967	$99,392,285
Cash	2,479,659	5,163,083
Receivable for securities sold	473,228	—
Interest receivable	459,758	1,012,060
Due from Investment Advisor — Note 3	21,490	23,745
Prepaid expenses	6,598	10,427
TOTAL ASSETS	47,458,700	105,601,600
LIABILITIES
Payable for securities purchased	3,038,642	4,770,121
Payable for Fund shares redeemed	—	61,951
Investment Advisory fees payable — Note 3	12,417	28,594
Sub-administration fees payable — Note 3	2,963	6,822
Trustees’ fees and expenses payable	1,560	2,718
Accrued expenses and other liabilities	49,610	60,162
TOTAL LIABILITIES	3,105,192	4,930,368
NET ASSETS	$44,353,508	$100,671,232
Cost of securities	$42,792,439	$98,289,947
NET ASSETS
Capital paid-in	$41,247,545	$98,924,139
Undistributed net investment income	11,024	72,160
Accumulated net realized gain on investments	1,869,411	572,595
Net unrealized appreciation on investments	1,225,528	1,102,338
NET ASSETS	$44,353,508	$100,671,232
Net Assets:
Investor Shares	$44,353,508	$100,671,232
Total shares outstanding end of year:
Investor Shares	4,503,672	10,034,184
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$9.85	$10.03

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year Ended July 31, 2013

	Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)	Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)
INVESTMENT INCOME
Interest income	$2,498,691	$4,138,573
TOTAL INCOME	2,498,691	4,138,573
EXPENSES
Investment Advisory fees — Note 3	173,497	354,804
Sub-administration fees — Note 3	106,546	124,342
Trustees fees and expenses	7,696	14,889
Transfer agent fees	36,960	45,457
Audit fees	28,279	28,483
Registration fees	22,305	44,319
Pricing fees	18,133	36,324
Legal fees	16,911	28,244
Printing	12,640	22,829
Offering costs	7,189	7,189
Custodian fees	3,935	5,206
Insurance	1,426	2,568
Other	5,905	10,500
TOTAL EXPENSES	441,422	725,154
Expenses waived by Investment Advisor — Note 3	(173,497)	(230,618)
Reimbursement from Investment Advisor	(26,079)	—
NET EXPENSES	241,846	494,536
NET INVESTMENT INCOME	2,256,845	3,644,037
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	2,182,236	573,407
Change in unrealized depreciation on investments	(7,281,413)	(9,584,398)
NET REALIZED AND UNREALIZED LOSS	(5,099,177)	(9,010,991)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,842,332)	$(5,366,954)

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended July 31,

	Long Duration Investment- Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)		Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)
	Year Ended July 31, 2013	Period Ended July 31, 2012(a)	Year Ended July 31, 2013	Period Ended July 31, 2012(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,256,845	$1,800,292	$3,644,037	$2,365,005
Net realized gain on investments	2,182,236	1,205,741	573,407	75,250
Change in unrealized appreciation (depreciation) on investments	(7,281,413)	4,443,700	(9,584,398)	7,078,906
Net increase (decrease) in net assets resulting from operations	(2,842,332)	7,449,733	(5,366,954)	9,519,161

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(2,251,440)	(1,794,673)	(3,590,594)	(2,355,488)
Net realized gains:
Investor Shares	(988,059)	(530,507)	(65,425)	(1,437)
Total dividends and distributions	(3,239,499)	(2,325,180)	(3,656,019)	(2,356,925)

Share Transactions:
Investor Shares:
Sales of shares	13,590,003	11,485,886	23,987,780	38,193,821
Reinvestment of distributions	1,603,245	1,369,952	2,203,896	1,230,503
Issued in connection with in-kind transfer (b)	10,785,877	35,285,750	—	65,944,876
Redemption of shares	(24,769,587)	(4,040,340)	(22,322,248)	(6,706,659)
Net increase in net assets from share transactions	1,209,538	44,101,248	3,869,428	98,662,541
Total increase (decrease) in net assets	(4,872,293)	49,225,801	(5,153,545)	105,824,777
Net Assets
Beginning of year or period	49,225,801	—	105,824,777	—
End of year or period	$44,353,508	$49,225,801	$100,671,232	$105,824,777
Undistributed net investment income	$11,024	$5,619	$72,160	$9,517

(a)  Fund commenced investment activities on October 3, 2011.

(b)  See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Year or Period Ended July 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)
Investor Shares
2013	$11.11	$0.46	$(1.05)	$(0.59)	$(0.46)	$(0.21)	$(0.67)
2012(b)	10.00	0.40	1.23	1.63	(0.40)	(0.12)	(0.52)
Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)
Investor Shares
2013	$10.93	$0.37	$(0.90)	$(0.53)	$(0.36)	$(0.01)	$(0.37)
2012(b)	10.00	0.31	0.92	1.23	(0.30)	— (2)	(0.30)

(1)	Per share net investment income calculated using average shares.
(2)	Amount was less than $0.01 per share.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Fund commenced investment activities on October 3, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets (Including Waivers and Reimbursements)	Portfolio Turnover Rate
Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund)
Investor Shares
2013	$9.85	(5.68)%	$44,354	0.46%	0.84%	4.29%	62%
2012(b)	11.11	16.87	49,226	0.46	0.97	4.74	66
Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund)
Investor Shares
2013	$10.03	(5.05)%	$100,671	0.46%	0.67%	3.39%	18%
2012(b)	10.93	12.52	105,825	0.46	0.78	3.57	43

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

July 31, 2013

NOTE 1 — ORGANIZATION

Schroder Series Trust (“SST” or the “Trust”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into nine separate series. Included in this report are Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund) and Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund) (each a “Fund” and collectively, the “Funds”).  Each of the Funds is diversified.

STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund commenced operations on October 3, 2011 as separate series of The Advisors Inner Circle Fund II (collectively, the “Predecessor Funds”) and were advised by STW Fixed Income Management LLC (“STW”).  On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. (“SIMNA”), acquired all outstanding interests in STW.  Effective June 24, 2013, all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund and all assets and liabilities of the STW Broad Tax-Aware Value Bond Fund were acquired by Schroder Broad Tax-Aware Value Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Mergers”).  In the Fund Mergers, shareholders of the Predecessor Funds received Investor Shares of the Funds in exchange for their Institutional Class Shares of the Predecessor Funds.

Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.  Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2013 is that of the Predecessor Funds.

Effective August 1, 2013, the Funds changed their fiscal year end to October 31.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of SST, nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured.  Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing Committee (the “Committee”) designated by the Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Schroder Mutual Funds

Notes to Financial Statements (continued)

July 31, 2013

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments.

These inputs are summarized into the three broad levels listed below:

•     Level 1 — Quoted prices in active markets for identical securities;

•     Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.); and

•     Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2013, there have been no significant changes to the Funds’ fair valuation methodologies and the fair valuation methodologies of the Predecessor Funds are not materially different from the fair valuation methodologies utilized by the Trust. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last two tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method.

EXPENSES:  Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly by the Funds.  Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

OFFERING COSTS: Offering costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Funds. As of July 31, 2013, Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund had fully amortized the remaining deferred offering costs.

Schroder Mutual Funds

Notes to Financial Statements (continued)

July 31, 2013

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

Effective June 24, 2013, and in conjunction with the Fund Mergers as described in Note 1, the Funds have entered into investment advisory agreements with SIMNA.  Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable quarterly, at an annual rate of 0.33% of the average daily net assets of each Fund. SIMNA has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively, “excluded expenses”) from exceeding 0.46% of each Fund’s Investor Shares’ average daily net assets until November 29, 2014.

Prior to June 24, 2013, STW served as the investment advisor to the Predecessor Funds. For its services, STW was entitled to a fee, which was calculated daily and paid monthly, at an annual rate of 0.33% of the average daily net assets of each Predecessor Fund. STW had contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively, “excluded expenses”) from exceeding 0.46% of each Predecessor Fund’s Institutional Shares’ average daily net assets until November 29, 2014. If at any point it became unnecessary for STW to reduce fees and make expense reimbursements, STW could have retained the difference between the total annual operating expenses (not including excluded expenses) and the Predecessor Funds’ expense cap to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place. Prior to June 24, 2013, STW could have sought reimbursement of previously waived fees and reimbursed expenses for the Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund of $194,749 and $211,025, respectively, which were forfeited upon the Fund Mergers, and are no longer subject to reimbursement.

STW, a wholly owned subsidiary of Schroder U.S. Holdings Inc., serves as sub-adviser to the Funds effective June 24, 2013.  SIMNA pays STW 50% of the investment advisory fees it receives from the Funds.

Effective June 24, 2013, the Funds were added to the existing SST Funds’ sub-administration and accounting agreement under which SST Funds pays SEI based on aggregate average daily net assets of all Schroder Capital Funds (Delaware), SST Funds and Schroder Global Series Trust Funds, other than Schroder North American Equity Fund; 0.0875% on the first $2 billion of the Funds’ average daily net assets; 0.0700% on the next $1 billion of the Funds’ average daily net assets; 0.0600% on the next $1 billion of the Funds’ average daily net assets; and 0.0500% on the Funds’ average daily net assets over $5 billion.

Prior to June 24, 2013, the Predecessor Funds and SEI were parties to an administration agreement under which SEI provided management and administrative services to the Predecessor Funds at an annual rate of: 0.12% on the first $250 million of the Predecessor Funds’ average daily net assets; 0.10% on the next $250 million of the Predecessor Funds’ average daily net assets; 0.08% on the next $500 million of the Predecessor Funds’ average daily net assets; and 0.06% on the Predecessor Funds’ average daily net assets over $1 billion.

Schroder Fund Advisors LLC (“SFA” or the “Distributor”), serves as the distributor for SST’s continually offered shares.  The Distributor pays all of its own expenses in performing its obligations under the distribution agreement.  Prior to June 24, 2013, SEI Investments Distribution Co. (the “Prior Distributor”) served as the distributor to the Predecessor Funds.  The Prior Distributor did not receive any fee for its services as distributor.

NOTE 4 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

Prior to June 24, 2013, certain officers and a trustee of the Predecessor Funds were also officers of SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and/or the “Prior Distributor”. Such officers and the trustee were paid no fees by the Predecessor Funds for serving as officers and trustee of the Predecessor Funds.

Prior to June 24, 2013, the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of SEI, were paid for by the Predecessor Funds as incurred. The services included regulatory oversight of STW and the Predecessor Funds’ service providers as required by SEC regulations. The CCO’s services were approved by and were reviewed by the Advisors’ Inner Circle Fund II Board of Trustees.

Schroder Mutual Funds

Notes to Financial Statements (continued)

July 31, 2013

NOTE 5 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended July 31, 2013 were as follows:

	Purchases	Sales and Maturities
Schroder Long Duration Investment-Grade Bond Fund	$26,619,776	$24,472,979
Schroder Broad Tax-Aware Value Bond Fund	27,594,942	16,368,357

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended July 31, 2013 were as follows:

	Purchases	Sales and Maturities
Schroder Long Duration Investment-Grade Bond Fund	$6,254,588	$6,778,477
Schroder Broad Tax-Aware Value Bond Fund	—	2,600,576

NOTE 6 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

At July 31, 2013, the Funds reclassified the following permanent amounts, primarily due to reclassification of a distribution made by the Fund, between undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)
Schroder Broad Tax-Aware Value Bond Fund	$9,200	$(9,200)

The tax character of dividends and distributions declared during the years or periods ended July 31, 2013 and July 31, 2012, was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total
Schroder Long Duration Investment-Grade Bond Fund
2013	$2,625,300	$—	$614,199	$3,239,499
2012	1,872,715	—	452,465	2,325,180
Schroder Broad Tax-Aware Value Bond Fund
2013	851,853	2,738,741	65,425	3,656,019
2012	669,724	1,685,764	1,437	2,356,925

Schroder Mutual Funds

Notes to Financial Statements (continued)

July 31, 2013

As of July 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Accumulated Losses)
Schroder Long Duration Investment-Grade Bond Fund	$90,550	$—	$1,812,825	$1,202,588	$3,105,963
Schroder Broad Tax-Aware Value Bond Fund	6,621	21,285	572,595	1,146,592	1,747,093

At July 31, 2013, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder Long Duration Investment-Grade Bond Fund	$42,815,379	$2,888,417	$(1,685,829)	$1,202,588
Schroder Broad Tax-Aware Value Bond Fund	98,245,693	4,104,711	(2,958,119)	1,146,592

NOTE 7 — BENEFICIAL INTEREST

At July 31, 2013, 95% of the total shares outstanding of the Schroder Long Duration Investment-Grade Bond Fund Shares were held by five shareholders and 74% of the total shares outstanding of the Schroder Broad Tax-Aware Value Bond Fund were held by six shareholders.

NOTE 8 — IN-KIND TRANSFERS

On October 3, 2011, the Funds commenced operations as a result of a contributions in-kind of investment securities from separately managed accounts managed by STW. As a result of the transfers, securities were transferred in-kind on a tax-free basis on the dates of the transactions.

On January 10, 2013, the Schroder Long Duration Investment-Grade Bond Fund issued shares for an in-kind subscription. The transfer was recorded on a tax-free basis.

	Shares Issued	Value	Unrealized Appreciation	Date

Schroder Long Duration Investment-Grade Bond Fund	3,029,263	$30,292,630	$3,551,410	October 3, 2011

	514,755	4,993,120	511,831	October 11, 2011

	993,175	10,785,877	—	January 10, 2013

Schroder Broad Tax-Aware Value Bond Fund	6,594,488	65,944,876	3,607,830	October 3, 2011

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public

Schroder Mutual Funds

Notes to Financial Statements (continued)

July 31, 2013

facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source.  Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

NOTE 10 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended July 31, 2013 and the period ended July 31, 2012, were as follows:

	Schroder Long Duration Investment-Grade Bond Fund		Schroder Broad Tax-Aware Value Bond Fund
	2013	2012(a)	2013	2012(a)
Investor Shares:
Sales of shares	1,243,434	1,147,420	2,183,090	3,614,762
Reinvestment of distributions	148,104	135,138	203,476	117,808
Issued in connection with in-kind transfer	993,175	3,544,018	—	6,594,488
Redemption of shares	(2,311,053)	(396,564)	(2,037,410)	(642,030)
Net increase in Investor Shares	73,660	4,430,012	349,156	9,685,028

(a)  Fund commenced investment activities on October 3, 2011.

NOTE 11 — LINE OF CREDIT

SST, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Effective June 24, 2013, the Funds became parties to the credit agreement.  Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the year ended July 31, 2013.

NOTE 12 — SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund) and Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund) (two of the series constituting Schroder Series Trust) (collectively referred to as the “Funds”) at July 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of July 31, 2012 and for the period October 3, 2011 (commencement of operations) to July 31, 2012 were audited by other auditors whose report dated September 28, 2012 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2013

Information Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder Long Duration Investment-Grade Bond Fund (formerly STW Long Duration Investment-Grade Bond Fund) and Schroder Broad Tax-Aware Value Bond Fund (formerly STW Broad Tax-Aware Value Bond Fund) (the “Funds”) are subject to approval by the Trustees of the Funds. The Trustees met in March 2013 to consider the approval of the Advisory Agreements. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

The Trustees considered the overall nature, extent and quality of the overall services to be provided by Schroder Investment Management North America Inc. (“SIMNA”) and the services provided by STW Fixed Income Management LLC (“STW”), as sub-advisor to the Funds pursuant to the subadvisory agreement between SIMNA and STW.  They considered SIMNA’s and STW’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Funds and the time and attention that personnel will need to devote to the Funds.  The Trustees concluded that SIMNA and STW had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties to the Funds and that the nature, overall quality and extent of the management services to be provided appeared likely to be satisfactory and reliable.

Representatives of SIMNA discussed with the Trustees the detailed fee and expense and performance information presented by the Lipper organization for each of the Funds in connection with the proposed approval of the Advisory Agreements. In reviewing the Lipper information, the Trustees considered that the proposed investment advisory fee for each of the Funds, and the estimated total expense ratio, were below both the median and average of its peer mutual funds.  The Trustees considered that historical performance information for each of the Funds compared favorably with its peer funds.

Representatives of SIMNA also discussed the profitability statement of STW with respect to STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund (the “Predecessor Funds”), which showed substantial losses with respect to Schroder Long Duration Investment-Grade Bond Fund and relatively modest profitability with respect to Schroder Broad Tax-Aware Value Bond Fund.  Representatives of SIMNA noted that, in light of current levels of profitability and the relatively small size of each Fund, SIMNA believed that it was not necessary to consider approaches to sharing economies of scale, including breakpoints, at this time. They also noted that, in light of the relatively liquid securities in which the Funds were expected to invest and the types of those securities, as well as the experience of the Predecessor Funds, SIMNA did not consider that it would be necessary or appropriate to impose redemption fees in respect of either Fund in order to reduce the risk of abusive shareholder transactions. The Trustees agreed that, in light of the profitability of STW to date in the management of the Predecessor Funds, the relatively small size of the Funds and the fact that the Funds are newly organized, it was not necessary to consider steps to share economies of scale, including breakpoints, at this time.

The Trustees considered information regarding the fees charged by STW to provide similar investment strategies to other clients.  They noted that the advisory fees to be paid to SIMNA by the Funds were in line with the fees charged by STW to other private or sub-advisory clients, although they noted that the fees charged to those other clients generally included a number of breakpoints.  Representatives of SIMNA noted that separate account or sub-advisory fee arrangements are typically lower than the fees paid by public mutual funds using similar strategies, reflecting the greater complexity and risk involved in managing public mutual funds.

The Trustees considered the anticipated cost of the proposed services, the proposed structure and level of the advisory and sub-advisory fees, services to be provided and the levels of fees paid by other funds, including the comparative information provided in the Lipper data. The Trustees determined that each Fund’s advisory fee did not appear unreasonable in light of the information provided.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., in concluding that each of the Fund’s fees appeared reasonable, unanimously voted to approve the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that approval.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•     Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$943.70	0.46%	$2.22
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.51	0.46%	$2.31
Schroder Broad Tax-Aware Value Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$924.30	0.46%	$2.19
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.51	0.46%	$2.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	13	None

Jay S. Calhoun*, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	13	None

Margaret M. Cannella*, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	13	Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	13	Two Roads Shared Trust (6 funds)

*    Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committee.

†    Trustee deemed to be an “interested person” of the Trusts as defined in the 1940 Act is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor, and its affiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Trustees and Officers (unaudited)

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA. Formerly, Vice President, The Bank of New York

Carin Muhlbaum, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Member of Board of Managers, Secretary and General Counsel, Schroder Fund Advisors LLC.

Abby Ingber, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA. Formerly, Senior Counsel, TIAA-CREF.

Angel Lanier, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

Notice to Shareholders (unaudited)

For shareholders that do not have a July 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended July 31, 2013, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term (15% Rate) Capital Gain Distribution	Ordinary Income Distributions	Tax-Exempt Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)

Schroder Long Duration Investment-Grade Bond Fund	18.96%	81.04%	0.00%	100.00%	0.00%	0.00%	0.86%	90.84%	100.00%

Schroder Broad Tax-Aware Value Bond Fund	1.79%	23.30%	74.91%	100.00%	0.00%	0.00%	0.65%	25.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

Shareholder Voting Results (unaudited)

Special Meeting of Shareholders

June 10, 2013

At the Combined Meeting of Shareholders, shareholders of each of the Funds were asked to vote for the agreement and plan of reorganization and the advisory agreement. The results of the vote are provided below:

	Total Shares Outstanding	Votes in Favor	Votes Withheld	% of Outstanding Shares Voting in Favor	% of Shares Present Voting in Favor
Agreement and Plan of Reorganization
STW Long Duration Investment-Grade Bond	4,975,079	4,144,507	—	83.31%	100.00%
STW Broad Tax-Aware Value Bond Fund	10,190,134	6,407,519	445,172	62.88%	93.50%

Advisory Agreement
STW Long Duration Investment-Grade Bond	4,975,079	4,144,507	—	83.31%	100.00%
STW Broad Tax-Aware Value Bond Fund	10,190,134	6,852,691	—	67.25%	100.00%

Notes

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trust.

Schroder Series Trust P.O. Box 55260 Boston, MA 02205-5260 (800) 464-3108 56336

Item 2.                       Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.                       Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.                       Principal Accountant Fees and Services.

Effective June 24, 2013, the Funds were reorganized as series of Schroder Series Trust, at which point PricewaterhouseCoopers LLP (“PwC”) became the Funds’ principal accountant.  Prior to that date, the Funds’ principal accountant was Ernst & Young LLP (“E&Y”).

For the fiscal years ended July 31, 2012 and July 31, 2013, PwC billed the Funds aggregate fees for services rendered to the Funds as follows:

	2013			2012
	All fees and services to the Funds that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Funds that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$42,000	$0	$0	n/a	n/a	n/a
(b) Audit-Related Fees	$0	$0	$0	n/a	n/a	n/a
(c) Tax Fees	$8,000	$0	$0	n/a	n/a	n/a
(d) All Other Fees	$0	$0	$0	n/a	n/a	n/a

For the fiscal years ended July 31, 2012 and July 31, 2013, E&Y billed the Funds aggregate fees for services rendered to the Funds as follows:

	2013			2012
	All fees and services to the Funds that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Funds that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$11,500	$0	$0	$40,000	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$0	$0	$0	$0	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)         Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)                   The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                   Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	n/a	n/a
All Other Fees	n/a	n/a

(f)                                   Not applicable.

(g)                                  For the last two fiscal years, the aggregate non-audit fees and services billed by E&Y to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides ongoing services to the Funds were $0 and $0 for 2013 and 2012, respectively.  Over the same period, the aggregate non-audit fees and services billed by PwC to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA were $7,800,000 and $5,730,000 for 2013 and 2012, respectively.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from May 1, 2013 through July 31, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: October 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: October 7, 2013

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: October 7, 2013

*                           Print the name and title of each signing officer under his or her signature.